                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                       SYSTEMS & COMPUTER TECHNOLOGY, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

[GRAPHIC OMITTED] SCT







                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                         Great Valley Corporate Center

                             Four Country View Road

                          Malvern, Pennsylvania 19355

                            -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               February 28, 1997

                            -----------------------

To Our Shareholders:

 The Annual Meeting of Shareholders of Systems & Computer Technology Corporation (the "Company") will be held at 10:00 A.M. on February 28, 1997 at Two Country View Road, Malvern, Pennsylvania for the following purpose:

     1.   To elect one director of the Company; and

     2. To transact such other business as may properly come before the meeting.

 Only holders of the Company's Common Stock at the close of business on January 17, 1997 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                                          By Order of the Board of Directors


                                          Richard A. Blumenthal
                                          Secretary

January 27, 1997

--------------------------------------------------------------------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

--------------------------------------------------------------------------------

                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

                         Great Valley Corporate Center

                             Four Country View Road

                          Malvern, Pennsylvania 19355

                               ----------------

                                PROXY STATEMENT

                         Annual Meeting of Shareholders

                               ----------------


         This Proxy Statement, which is first being mailed to shareholders on approximately January 27, 1997, is furnished in connection with the solicitation by the Board of Directors of Systems & Computer Technology Corporation (the "Company") of Proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 10:00 A.M. on February 28, 1997 at Two Country View Road, Malvern, Pennsylvania, and at any adjournments or postponements thereof. If Proxies in the accompanying form are properly executed and returned prior to voting at the Annual Meeting, the shares of Common Stock represented thereby will be voted as instructed on the Proxy. If no instructions are given on a properly executed and returned Proxy, the shares of Common Stock represented thereby will be voted for the election of the nominee for director named below and in support of management on such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Any Proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed Proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                    VOTING

         Holders of record of the Company's Common Stock on January 17, 1997 will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 14,123,855 shares of Common Stock outstanding and entitled to vote. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on the election of the nominee for director and on any other matter that may properly come before the Annual Meeting. Shareholders are not entitled to cumulative voting in the election of directors. Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy. With respect to the election of directors, votes may be cast in favor of or withheld from the nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect thereon. Broker non-votes (described below) are counted in determining the total number of shares entitled to vote and present in person or represented by proxy. Broker non-votes, which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked one of the boxes on the proxy card, will have no effect on the outcome of any of the matters to be voted upon at the Annual Meeting.

                             ELECTION OF DIRECTORS

         The Company's Board of Directors is divided into three classes with staggered three year terms. The term of Gabriel A. Battista (appointed by the Board on November 8, 1996 to serve the unexpired term of Terrel H. Bell, who passed away on June 22, 1997) expires at the Annual Meeting, and he is nominated to fill a term expiring at the 2000 Annual Meeting of Shareholders. The terms of Thomas I. Unterberg and Michael D. Chamberlain expire at the 1998 Annual Meeting of Shareholders. The terms of Michael J. Emmi and Allen R. Freedman expire at 1999 Annual Meeting of Shareholders. Unless otherwise specified in the accompanying Proxy, the shares voted pursuant thereto will be cast for Mr. Battista for a term to expire at the 2000 Annual Meeting of Shareholders. If, for any reason, at the time of election, Mr. Battista should be unable to accept his nomination or election, it is intended that such Proxy will be voted for the election, in his place, of a substituted nominee, who would be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that Mr. Battista will be unable to serve as a director.

         The following table sets forth as to the nominee and as to each other director: (i) his age; (ii) all positions and offices he holds with the Company;
(iii) his principal occupation or employment during the past five years; (iv) other directorships he holds in public companies; (v) the period of time he has served as a director of the Company; and (vi) the expiration of his current term as a director of the Company.

                                                                                                               Expiration
                                           Positions with                                    Has Been          of
                                           the Company, Principal Occupation                 a Director        Current
             Name                 Age      and Other Directorships                           Since             Term
            -----                -----     ----------------------------------------------    --------------    ------------

Nominee for Election
Gabriel A. Battista   .........     52     Chief Executive Officer of Network                  1996              (1)
                                           Solutions, Inc. since October, 1996. From
                                           November 1991 to October 1996, Mr.
                                           Battista served in various executive positions
                                           for Cable & Wireless, Inc., most recently as
                                           Chief Executive Officer, and previously as
                                           President and Chief Operating Officer,
                                           respectively. Mr. Battista is also a director
                                           of Axent Technologies, Inc.

Directors Continuing in Office
Michael J. Emmi ...............     54     Chairman of the Board, President and Chief          1985            1999
                                           Executive Officer of the Company since
                                           May, 1985. Mr. Emmi is also a director of
                                           CompuCom Systems, Inc. and National
                                           Media Corporation.
Allen R. Freedman* ............     56     Managing Director, Fortis International N.V.        1982            1999
                                           since January, 1987. Chairman and Chief
                                           Executive Officer of Fortis, Inc. since
                                           November, 1990. He is also a director of
                                           Genesis Health Ventures and Fortis
                                           Securities, Inc.
Thomas I. Unterberg*  .........     66     Co-Founder and Managing Director of                 1982            1998
                                           Unterberg Harris since June, 1989. He is also a
                                           director of The AES Corporation, AES
                                           China Generating Co. Ltd., Fractal Design
                                           Corporation, ECCS, Inc. and Electronics
                                           For Imaging, Inc.
Michael D. Chamberlain   ......     52     President, SCT Software Group of the                1989            1998
                                           Company since May, 1994; Senior Vice
                                           President of the Company since July, 1990.

------


------
  *Member of the Audit Committee and the Compensation Committee

   (1) Term expires at the Annual Meeting. If elected, he will serve for a term ending at the 2000 Annual Meeting of Shareholders, or until his successor is duly elected and qualified.

   During the fiscal year ended September 30, 1996, the Board of Directors held four meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

   The Audit Committee consists of Messrs. Unterberg and Freedman. The function of the Audit Committee is to recommend to the Board of Directors the accounting firm to be retained to audit the Company's financial statements and to consult with, and review recommendations made by, such accounting firm with respect to financial statements, financial records and controls, and to make such other recommendations to the Board of Directors as it deems appropriate from time to time. The Audit Committee held two meetings during the fiscal year ended September 30, 1996.

   During the fiscal year ended September 30, 1996, the Compensation Committee, which consists of Messrs. Unterberg and Freedman, held four meetings. The Compensation Committee considers recommendations of the Company's management regarding compensation and fringe benefits of the senior executives of the Company and determines whether the recommendations of management are consistent with general policies, practices, and compensation scales established by the Board of Directors.

   The Company does not have a standing nominating committee.

           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

   During the Company's 1996 fiscal year, Thomas I. Unterberg purchased 15,000 shares of the Company's Common Stock, and due to an administrative oversight, did not make the requisite Section 16(a) filing until approximately one week after the filing due date. With that exception, to the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of Reporting Persons that no other reports were required with respect to fiscal 1996, all other
Section 16(a) filing requirements applicable to the Reporting Persons were met.

                            EXECUTIVE COMPENSATION

CASH AND NON-CASH COMPENSATION PAID TO CERTAIN EXECUTIVE OFFICERS

   The following table sets forth, for the fiscal years ended September 30, 1994, 1995 and 1996, respectively, certain compensation information with respect to: (a) the Company's Chief Executive Officer; and (b) each of the four other most highly compensated executive officers, based on the salary and bonus earned by such executive officers during fiscal 1996.

------------------------------------------------------------------------------------------------------
                                      SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------
                                                                           Long-Term
                                                                         Compensation
                                                Annual Compensation        Awards(1)
                                             ------------------------    --------------
       Name and Principal                       Salary        Bonus         Options        All Other
            Position                Year         ($)           ($)            (#)             ($)
 ------------------------------   ---------   ----------    ----------   --------------   ------------
Michael J. Emmi
  Chairman of the Board,              1996     $353,500     $110,000          -0-           $20,285(2)
  President and Chief                 1995     $335,000     $200,000          -0-           $21,516
  Executive Officer                   1994     $313,000     $200,000        232,000         $87,050

Michael D. Chamberlain
  President, SCT Software             1996     $259,800     $60,000           -0-           $6,645(2)
  Group;                              1995     $247,050     $110,000          -0-           $7,331
  Senior Vice President               1994     $230,800     $120,000        175,000         $ 5,750

Eric Haskell
  Senior Vice President,
  Finance and Administration,         1996     $229,850     $40,000           -0-           $6,002(2)
  Treasurer and                       1995     $215,800     $70,000           -0-           $4,550
  Chief Financial Officer             1994     $195,800     $ 70,000        119,000         $ 3,521

Richard A. Blumenthal
  Senior Vice President,              1996     $178,300     $30,000           -0-           $5,662(2)
  General Counsel and                 1995     $168,300     $55,000           -0-           $5,424
  Secretary                           1994     $157,300     $ 55,000         93,000         $ 5,279

Susan R. Sheridan
  Senior Vice President,              1996     $143,300     $30,000           -0-           $1,057(2)
  Corporate Marketing and             1995     $133,300     $30,000         50,000           $  891
  Organizational Strategy             1994(3)  $117,100     $ 25,000         7,000          $2,811


 ...............



   (1) On September 30, 1996, the number and the value of the restricted shares of the Company's Common Stock held by each of the below-named officers pursuant to an award under the Company's 1985 Restricted Stock Incentive Plan were as follows: Mr. Chamberlain, 6,250 shares, $76,563. If and when dividends are declared by the Company, such dividends are paid on restricted stock as of the date that such dividends are declared. Stock dividends paid on restricted stock vest on the date that the holder's interest in the restricted stock vests.

   (2) The amounts shown for fiscal 1996 represent Company matching contributions to each of the named executive's accounts in the Company's 401(k) retirement plan in the following amounts: Mr. Emmi, $4,802; Mr. Chamberlain, $4,777; Mr. Haskell, $4,750; Mr. Blumenthal, $4,777; and Ms. Sheridan, $712; as well as the following premiums paid by the Company on life insurance policies under which each named executive officer is the named insured and has the right to name the beneficiary: Mr. Emmi, $15,483; Mr. Chamberlain, $1,868; Mr. Haskell, $1,252; Mr. Blumenthal, $845; and Ms. Sheridan, $345.

   (3) Ms. Sheridan became an executive officer of the Company on May 4, 1994.

STOCK OPTIONS GRANTED TO CERTAIN EXECUTIVE OFFICERS DURING LAST FISCAL YEAR

   No options for the purchase of the Company's Common Stock were awarded to the Company's Chief Executive Officer or to any of the four other most highly compensated executive officers during fiscal 1996.

STOCK OPTIONS EXERCISED BY CERTAIN EXECUTIVE OFFICERS DURING 1996 FISCAL YEAR AND HELD BY CERTAIN EXECUTIVE OFFICERS AT SEPTEMBER 30, 1996

   The following table sets forth certain information regarding options for the purchase of the Company's Common Stock that were exercised and/or held by: (a) the Company's Chief Executive Officer; and (b) each of the four other most highly compensated executive officers, based on the salary and bonus earned by such executive officers during fiscal 1996.

 ----------------------------------------------------------------------------------------------
                          AGGREGATED OPTION EXERCISES IN FISCAL YEAR
                    ENDED SEPTEMBER 30, 1996 AND FY 1996-END OPTION VALUES
 ----------------------------------------------------------------------------------------------
                                                                                   Value of
                                                        Number of Securities      Unexercised
                                                       Underlying Unexercised    In-the-Money
                                                             Options at             Options
                             Shares                          FY-End (#)          at FY-End ($)
                           Acquired on      Value           Exercisable/         Exercisable/
          Name            Exercise (#)     Realized         Unexercisable      Unexercisable(1)
 ----------------------   -------------   ----------    ----------------------   --------------
Michael J. Emmi  ......      24,123        $369,323        332,825/210,667        $2,615,636/
                                                                                  $         0
Michael D. Chamberlain          N/A             N/A        116,666/158,334        $  693,570/
                                                                                  $         0
Eric Haskell  .........      15,000        $234,450         70,666/106,334        $  381,705/
                                                                                  $         0
Richard A. Blumenthal         5,000        $ 72,800          68,666/84,334        $  457,285/
                                                                                  $         0
Susan R. Sheridan  ....         N/A             N/A          16,667/56,334        $   18,921/
                                                                                  $         0
 ----------------------------------------------------------------------------------------------

------

   (1) The values in this column are based on the closing sale price of the Common Stock ($12.25) on September 30, 1996, which was the last day of the Company's 1996 fiscal year.

COMPENSATION OF DIRECTORS

   Members of the Board of Directors who are officers of the Company are not separately compensated for serving on the Board of Directors. Under the Company's 1994 Non-Employee Director Stock Option Plan, any person who becomes a director of the Company, other than an employee of the Company or any of its subsidiaries, will be entitled to receive an option to purchase 30,000 shares of Common Stock on the date of the person's appointment or election to the Board. The options vest ratably over the five year period following the date of grant, with the first one-fifth of such options vesting on the first anniversary of the date of grant. The per share purchase price payable on the exercise of such option will be equal to the closing sale price of a share of Common Stock on the date of the director's appointment or election. However, if the closing sale price of a share of Common Stock on the date on which an option is awarded is less than $12.00 or greater than $22.00, then the number of shares obtained upon the exercise of the option will be equal to the quotient which results from dividing $600,000 by the closing sale price of a share of Common Stock on the date of the award; provided, however, that the number of shares purchasable under any option awarded may not exceed 40,000. Once a non-employee director has been awarded an option under the Non-Employee Director Plan, the director is not thereafter entitled to receive an additional award under the Non-Employee Director Plan.

   On February 25, 1994, pursuant to the 1994 Non-Employee Director Stock Option Plan, each of the late Dr. Bell, Mr. Freedman and Mr. Unterberg were automatically granted an option to purchase 30,000 shares of Common Stock at a per share exercise price of $19.375. Upon his appointment to the Company's Board of Directors, Mr. Battista was granted an option to purchase 30,000 shares of Common Stock pursuant to the 1994 Non-Employee Director Stock Option Plan at a per share exercise price of $13.50.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During fiscal 1996, the Company paid Fortis Benefits Insurance Company, a wholly owned subsidiary of Fortis, Inc., the aggregate sum of $525,943 in premiums for life insurance and long term disability insurance provided to the Company's employees under the Company's Group Benefits Plan. Mr. Freedman is Chairman and Chief Executive Officer of Fortis, Inc., and is a member of the Compensation Committee of the Board of Directors.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   It is SCT's policy to offer competitive compensation opportunities for its employees based on a combination of factors, including corporate performance, business unit performance, and the individual's personal contribution to the business.

   The Compensation Committee of the Company, consisting solely of non-employee directors, annually reviews and approves the compensation of the Company's executive officers. A significant part of executive officers' compensation may be dependent upon the Company's annual financial performance, return on equity, cash flow and the price of the Company's stock.

   There are three basic elements to executive officer compensation: base salary, bonus, and stock incentives, typically in the form of stock options granted at market and vesting over a period of time. This program rewards executive officers for long-term strategic management and enhancement of shareholder value, by providing the executive officers an opportunity to acquire equity ownership in the Company. The program stresses both annual and long-term performance, and supports a performance oriented environment. In combination, these elements help the Company to attract and retain qualified management personnel.

   The Compensation Committee considers increases in executive officer base salary based on the recommendation of the Chief Executive Officer, taking into consideration, among other things, salaries paid to executives of other companies in comparable positions and the factors discussed below relating to the payment of bonuses.

   The Compensation Committee awards bonuses to the Company's executive officers, taking into consideration the recommendation of the Chief Executive Officer. The bonus pool is determined based on a number of factors, including the Company's profitability, return on equity and cash flow. Bonus amounts are established based on a series of factors, including, primarily, financial performance, as well as other business objectives and assessment of personal performance.

   The Compensation Committee granted no options to executive officers during fiscal 1996.

   The Compensation Committee determined shortly after the completion of the Company's fiscal year ended September 30, 1995 that a 5.5% increase in the Chief Executive Officer's base salary for fiscal 1996 was appropriate in light of the Company's financial performance during fiscal year 1995. In addition, shortly after the completion of the Company's fiscal year ended September 30, 1996, the Chief Executive Officer was granted a $110,000 bonus out of a total bonus pool for executive officers of $270,000, based on the Company's financial performance in fiscal 1996.

   Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, precludes a public corporation from taking a deduction in 1994 or subsequent years for compensation paid in excess of $1,000,000 to its Chief Executive Officer or any of its four other highest paid officers. Certain performance-based compensation, however, is specifically exempt from the deduction limitation. Performance-based compensation must be determined by a committee comprised solely of two or more outside directors. In order to qualify as an outside director, a person may not be an employee of the Company and generally may not receive, directly or indirectly, compensation for services other than in that person's capacity as a director. The Company from time to time has retained and may continue to retain the services of entities with which members of the Com-pensation Committee are affiliated. See Compensation Committee Interlocks and Insider Participation. In making this determination, the Compensation Committee considers the benefits derived from utilizing the services of such entities and the impact of Section 162(m) of the Code.

   The foregoing constitutes the report of the Compensation Committee of the Board of Directors for the Company's fiscal year ended September 30, 1996.

   Allen R. Freedman
   Thomas I. Unterberg

STOCK PERFORMANCE CHART

   The following chart compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five fiscal years ended September 30, 1996 with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Computer Software and Services Index. The comparison assumes $100 was invested on September 30, 1991 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The Company has not paid any dividends on its Common Stock during this period.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG SYSTEMS & COMPUTER TECHNOLOGY CORPORATION, THE S&P 500 INDEX
               AND THE S&P COMPUTERS (SOFTWARE & SERVICES) INDEX




     500|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
  D  400|-------------------------------------------------*------------#---|
  O     |                                                                  |
  L     |                                                                  |
  L  300|------------------------------------------------------------------|
  A     |                                     *           #                |
  R     |                                                                  |
  S  200|-------------------------------------#-----------------------&----|
        |                         *#                      &           *    |
        |               *&#       &           &                            |
     100|---*&#------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
       0|----|----------|---------|-----------|-----------|-----------|----|
            1991      1992      1993        1994         1995        1996


*=Systems & Computer Technology  &=S&P 500    #=S&P Computers (Software &
          Corporation                                Services)


* $100 INVESTED ON 9/30/91 IN STOCK OR INDEX.
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth information, as of December 31, 1996, with respect to the beneficial ownership of shares of Common Stock of the Company (the only class of outstanding voting security of the Company) by each person who is known to the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock.

                                     Amount and Nature of
      Name and Address of            Beneficial Ownership         Percent of
       Beneficial Owner                     (1)(2)                   Class
 -----------------------------      -----------------------       ------------
Wellington Management Company             1,386,040(3)                9.8%
75 State Street
Boston, MA 02109
Kalmar Investments, Inc.  ....              941,755(4)                6.7%
3701 Kennett Pike
Greenville, DE 19087
Hathaway & Associates, Ltd.  .              770,000                   5.5%
119 Rowayton Avenue
Rowayton, CT 06853


------

   (1) Information with respect to beneficial ownership is based upon information furnished by the shareholder. Unless otherwise specified, the named shareholders have sole voting and investment power with respect to all of the shares indicated.

   (2) Does not include the 1,038,238 shares owned of record by the Company's Employee Stock Ownership Trust. Mr. Emmi, Mr. Haskell, Mr. Chamberlain and Mr. Blumenthal are members of the committee that administers the Company's Employee Stock Ownership Plan. That committee does not have voting or investment power with respect to the shares held by the Employee Stock Ownership Trust.

   (3) The named beneficial owner has shared voting power with respect to 1,000,840 shares and no voting power with respect to the remaining shares; and shared investment power with respect to all of the shares.

   (4) The named beneficial owner has no voting power with respect to any shares; and sole investment power with respect to all of the shares.

SECURITY OWNERSHIP OF MANAGEMENT.

   The following table sets forth information, as of December 31, 1996, with respect to the beneficial ownership of the Company's Common Stock by each director or nominee for director, each of the executive officers identified under the Summary Compensation Table and by all directors and executive officers as a group.

                                                               Amount and Nature
                                                                 of Beneficial      Percent
                      Name of Director                           Ownership(1)       of Class
 -----------------------------------------------------------   -----------------   ----------
Michael J. Emmi  ...........................................        535,884 (2)       3.7%
Michael D. Chamberlain  ....................................        155,622 (3)       1.1%
Thomas I. Unterberg  .......................................        146,000 (4)          *
Allen R. Freedman  .........................................        145,606 (5)          *
Eric Haskell  ..............................................        120,125 (6)          *
Richard A. Blumenthal  .....................................         90,710 (7)          *
Susan R. Sheridan  .........................................         15,355 (8)          *
Gabriel A. Battista  .......................................            -0-              *
All directors and executive officers as a group (8 persons)       1,209,302 (9)       8.2%


* Less than 1%

   (1) Information with respect to beneficial ownership is based upon information furnished by each director and officer. Unless otherwise specified, the named shareholders have sole voting and investment power with respect to all of the shares indicated.

   (2) Includes 1,169 shares with respect to which Mr. Emmi does not have investment power, 2,000 shares owned by Mr. Emmi as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 343,492 shares.

   (3) Includes 622 shares with respect to which Mr. Chamberlain does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 125,000 shares.

   (4) Includes 3,000 shares which are owned by Mr. Unterberg's wife, with respect to which Mr. Unterberg has neither voting power nor investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 18,000 shares.

   (5) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 18,000 shares.

   (6) Includes 459 shares with respect to which Mr. Haskell does not have investment power, 8,000 shares owned by Mr. Haskell as custodian for his children, 6,666 shares which may be acquired upon conversion of 6 1/4% Convertible Subordinated Debentures held by Mr. Haskell's children, and options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 77,000 shares.

   (7) Includes 692 shares with respect to which Mr. Blumenthal does not have investment power, 18 shares owned by Mr. Blumenthal as custodian for his daughter, and options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 73,000 shares.

   (8) Includes 262 shares with respect to which Ms. Sheridan does not have investment power, and options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 15,001 shares.

   (9) Includes options currently exercisable, or which can be exercised within sixty days of December 31, 1996, to purchase 669,493 shares and 6,204 shares with respect to which the group does not have investment power.

                            SELECTION OF AUDITORS

   The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1997. Ernst & Young LLP has acted as independent auditors for the Company since 1976. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                                OTHER BUSINESS

   Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that Proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                                ANNUAL REPORT

   A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1996 accompanies this Proxy Statement.

                  RESTRICTION ON INCORPORATION BY REFERENCE

   The information contained in this Proxy Statement under the captions "Board Compensation Committee Report on Executive Compensation" and "Stock Performance Chart" shall not be, or be deemed to be, incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1996.

                            SHAREHOLDER PROPOSALS

   To be eligible for inclusion in the Company's proxy materials for the 1997 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than September 29, 1997 by the Secretary of the Company at the Company's principal executive offices, Great Valley Corporate Center, Four Country View Road, Malvern, Pennsylvania 19355.

                             COST OF SOLICITATION

   The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail and by the Company's regular officers and employees personally or by telephone, telegram, facsimile transmission or express mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses. In the event that the Company engages outside personnel to solicit proxies on its behalf, the Company will pay their fees and expenses.
                                    ------

   It is important that your shares be represented at the meeting. Therefore, whether or not you expect to be present in person, you are respectfully requested to complete and sign the enclosed Proxy and promptly return it in the enclosed stamped addressed envelope. This will not prevent you from voting in person at the meeting. It will, however, help to assure a quorum and avoid added proxy solicitation costs.
                                          By Order of the Board of Directors



                                          Richard A. Blumenthal
                                          Secretary

Dated: January 27, 1997
Malvern, Pennsylvania

                                REVOCABLE PROXY
                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

Proxy Solicited On Behalf Of The Board of Directors

    The undersigned, revoking all previous proxies, hereby appoints Michael J. Emmi and Richard A. Blumenthal, and each of them acting individually, as attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on February 28, 1997, and at any adjournment or postponement thereof.


                                             ________________
     Please be sure to sign and date        | Date           |
       this Proxy in the box below.         |                |
 ___________________________________________|________________|
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|__Stockholder sign above___Co-holder (if any) sign above____|


C O M M O N
                                       With-
                               For     hold     Abstain
1.  Election of Director:     [   ]    [   ]     [   ]

    Gabriel A. Battista

    For a three-year term expiring at the 2000 Annual Meeting

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR LISTED ABOVE. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

    NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNOR IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS. ALL SUCH PERSONS SHOULD SIGN.

--------------------------------------------------------------------------------
    Detach above card, sign, date and mail in postage paid envelope provided.


                   SYSTEMS & COMPUTER TECHNOLOGY CORPORATION
 ______________________________________________________________________________
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|                             PLEASE ACT PROMPTLY                              |
|                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY                   |
|______________________________________________________________________________|